T. Rowe Price International Bond Fund

Supplement to Summary Prospectus dated May 1, 2012

The portfolio manager table under “Management” is supplemented as follows:

Effective November 1, 2012, Christopher J. Rothery will become the fund’s co-portfolio manager along with Ian D. Kelson and will become co-chairman of the fund’s Investment Advisory Committee.

The date of this supplement is November 1, 2012.

F76-041-S 11/1/12